SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2011

SCOTT’S LIQUID GOLD-INC.

(Exact name of Registrant as specified in its charter)

Colorado	001-13458	84-0920811
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4880 Havana Street, Denver, CO	80239
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number: (303) 373-4860

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to2005 Stock Incentive Plan

On May 18, 2011, the Board of Directors (the “Board”) of Scotts Liquid Gold-Inc. (the “Company”) adopted an amendment (the “Plan Amendment”) to the Company’s 2005 Stock Incentive Plan (the “2005 Plan”) to:

(1)	limit the aggregate awards to any director or executive officer, both exercised since January 1, 1999 and unexercised, to awards exercisable for no more than 200,000 shares of common stock, except to the extent that such limit has already been exceeded as of the date of this amendment; and

(2)	require that the minimum exercise price for new awards be not less than the higher of (i) 120% of current market price on the date of grant; or (ii) the average of market price over the prior 30 trading days.

The foregoing description of the terms of the Plan Amendment is qualified in its entirety by reference to the full text of the Plan Amendment, which is attached hereto as exhibit 10.1, and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting of Shareholders (the “Annual Meeting”) was held on May 18, 2011.

Proposal 1: Election of Directors

At the Annual Meeting, the shareholders of the Company (the “Shareholders”) elected each of the following individuals to serve on the Board for a term of one year, or until his successor is duly elected and qualified, with the votes cast as follows:

Nominee	Votes For	Withheld
Mark E. Goldstein	5,451,654	2,563,807
Jeffrey R. Hinkle	5,452,104	2,563,357
Carl A. Bellini	5,449,105	2,566,356
Dennis H. Field	5,449,105	2,566,356
Jeffry B. Johnson	5,452,104	2,563,357
Gerald J. Laber	7,907,739	107,722

Proposal 2: Increase in the Number of Shares of Common Stock Available under the 2005 Plan

At the Annual Meeting, the Shareholders approved an increase in the number of shares of common stock available under the 2005 Plan, with the votes cast as follows:

Votes
Votes For	5,733,776
Votes Against	2,262,344
Abstentions	19,341

Proposal 3: Precatory, non-binding vote to separate the functions of Chief Executive Officer and Chairman

At the Annual Meeting, the Shareholders did not approve the precatory, non-binding vote to separate the functions of Chief Executive Officer and Chairman, which was presented at the Annual Meeting by a Shareholder. The votes for Proposal 3 were cast as follows:

Votes
Votes For	881,936
Votes Against	7,133,525
Abstentions	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Document
10.1	Amendment to the 2005 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCOTT’S LIQUID GOLD-INC.

Date: May 24, 2011	/s/ Brian L. Boberick
By: Brian L. Boberick
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Document
10.1	Amendment to the 2005 Stock Incentive Plan